                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549
                         ------------------------------

                            SCHEDULE 14A INFORMATION
                   PROXY STATEMENT PURSUANT TO SECTION 14(a)
                     OF THE SECURITIES EXCHANGE ACT OF 1934
                             (AMENDMENT NO. _____)

Filed by the Registrant                           [X]
Filed by Party other than the Registrant          [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the Commission Only (as permitted by Rule
       14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                          --------------------------

                          REUTER MANUFACTURING, INC.
               (Name of Registrant as Specified In Its Charter)

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

                         ---------------------------

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1    Title of each class of securities to which transaction applies:

          -----------------------------------------------------------------
     2    Aggregate number of securities to which transaction applies:

          -----------------------------------------------------------------
     3 Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

          -----------------------------------------------------------------
     4    Proposed maximum aggregate value of transaction:

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     5    Total fee paid:

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[ ]  Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1    Amount Previously Paid:

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     2    Form, Schedule or Registration Statement No.:

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

                           REUTER MANUFACTURING, INC.
                           410 Eleventh Avenue South
                           Hopkins, Minnesota  55343





                                                                April 10, 1997


Dear Shareholder:

You are cordially invited to attend the 1997 Annual Meeting of Shareholders of Reuter Manufacturing, Inc. The meeting will be held on Tuesday, May 20, 1997 at 2:00 p.m. local time at the Marriott Hotel Southwest, 5801 Opus Parkway, Minnetonka, Minnesota 55343. We suggest that you carefully read the enclosed Notice of Annual Meeting and Proxy Statement.

We hope you will be able to attend the Annual Meeting. However, whether or not you plan to attend, we urge you to complete, sign, date and return the enclosed proxy card in the enclosed envelope in order to make certain that your shares will be represented at the Annual Meeting.


                                       Very truly yours,




                                       James W. Taylor
                                       PRESIDENT AND CHIEF EXECUTIVE OFFICER

                           Reuter Manufacturing, Inc.
                           410 Eleventh Avenue South
                           Hopkins, Minnesota  55343
                         _____________________________

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD MAY 20, 1997
                         _____________________________

TO THE SHAREHOLDERS OF REUTER MANUFACTURING, INC.:

The Annual Meeting of Shareholders of Reuter Manufacturing, Inc. will be held on Tuesday, May 20, 1997, at 2:00 p.m. local time at the Marriott Hotel Southwest, 5801 Opus Parkway, Minnetonka, Minnesota 55343, for the following purposes:

1. To elect one director to serve a three-year term, or until his successor is elected and qualified.

2. To consider and act upon a proposal to ratify the appointment of Coopers & Lybrand L.L.P. as independent auditors for the Company for the fiscal year ending December 31, 1997.

3. To transact such other business as may be properly brought before the Annual Meeting or any adjournments thereof.

Only shareholders of record as shown on the books of the Company at the close of business on March 31, 1997 will be entitled to vote at the Annual Meeting or any adjournments thereof.

                                       By Order of the Board of Directors




                                       William H. Johnson
                                       SECRETARY

April 10, 1997

                           REUTER MANUFACTURING, INC.
                           410 ELEVENTH AVENUE SOUTH
                           HOPKINS, MINNESOTA  55343
                                 (612) 935-6921

                         _______________________________

                              PROXY STATEMENT FOR
                         ANNUAL MEETING OF SHAREHOLDERS
                                  MAY 20, 1997
                         _______________________________

                                  INTRODUCTION

The 1997 Annual Meeting of Shareholders of Reuter Manufacturing, Inc. (the "Company") will be held on Tuesday, May 20, 1997, at 2:00 p.m. local time at the Marriott Hotel Southwest, 5801 Opus Parkway, Minnetonka, Minnesota 55343, or at any adjournments thereof (the "Annual Meeting"), for the purposes set forth in the Notice of Meeting.

A proxy card is enclosed for your use. You are solicited on behalf of the Board of Directors to SIGN AND RETURN THE PROXY CARD IN THE ACCOMPANYING ENVELOPE. No postage is required if mailed within the United States. The cost of soliciting proxies, including the preparation, assembly and mailing of proxies and soliciting material, as well as the cost of forwarding such material to the beneficial owners of Common Stock, will be borne by the Company. Directors, officers and employees of the Company may, without compensation other than their regular compensation, solicit proxies by telephone, telegraph or personal conversation. The Company may reimburse brokerage firms and others for expenses in forwarding proxy material to the beneficial owners of Common Stock. This Proxy Statement, the Proxy and the Notice of Meeting are being mailed to shareholders beginning on or about April 10, 1997.

Any shareholder giving a proxy may revoke it at any time prior to its use at the Annual Meeting either by: (i) giving notice of such revocation to the Secretary of the Company prior to the Annual Meeting, or by appearing at the Annual Meeting and giving written notice of revocation to the Secretary of the Company prior to use of the proxy; (ii) filing a duly executed proxy bearing a later date with the Secretary of the Company; or (iii) appearing at the Annual Meeting and voting in person. Proxies will be voted as specified by shareholders. Signed proxies on which no specification is made will be voted in favor of the nominees for director listed in this Proxy Statement and for the proposals in the Notice of Annual Meeting.

                                VOTING OF SHARES

Only holders of Common Stock of record at the close of business on March 31, 1997 will be entitled to vote at the Annual Meeting. On March 31, 1997, the Company had 3,219,770 outstanding shares of Common Stock, each such share entitling the holder thereof to one vote on each matter to be voted on at the Annual Meeting. Holders of shares of Common Stock are not entitled to cumulative voting rights. The presence at the Annual Meeting, in person or by proxy, of the holders of a majority of the outstanding shares of Common Stock (1,609,886 shares) is required for a quorum for the transaction of business.

In general, shares of Common Stock represented by a properly signed and returned Proxy Card will be counted as shares present and entitled to vote at the Annual Meeting for purposes of determining a quorum, without regard to whether the card reflects abstentions (or is left blank) or reflects a broker non-vote on a matter (i.e., a card returned by a broker on behalf of its beneficial owner customer that is not voted on a particular matter because voting instructions have not been received and the broker has no discretionary authority to vote). Shares represented by a Proxy Card including any broker non-votes on a matter will be treated as shares not entitled to vote on that matter, and thus will not be counted in determining whether that matter has been approved. Shares represented by a Proxy Card voted as abstaining on any of the other proposals will be treated as shares present and entitled to vote that were not cast in favor of a particular matter and thus will be counted as votes against that matter.


                             ELECTION OF DIRECTORS
                                (PROPOSAL NO. 1)

NOMINATION

The Company's Restated Articles of Incorporation provide that the Board of Directors shall consist of not less than three nor more than 15 members, as determined from time to time by the Board, divided into three classes of as nearly equal number as possible. The term of each class is three years and the term of one class expires each year in rotation. The Board of Directors has determined that there will be six directors of the Company for the ensuing year. The Board has nominated Mr. Robert W. Heller to serve as a director of the Company for a term of three years, expiring at the 2000 Annual Meeting of Shareholders, or until his successor is elected and qualified. Mr. Heller was elected to the Board on February 3, 1997 by the Board pursuant to its authority under the Company's Bylaws to elect directors between annual meetings of shareholders, to serve until the annual meeting.

Proxies can only be voted for the number of persons named as nominees in this Proxy Statement. The election of a nominee requires the affirmative vote of a majority of the shares of Common Stock voting in person or by proxy for directors at the Annual Meeting. The Board recommends a vote FOR the election of the nominee listed below. In the absence of other instructions, the proxies will be voted for the nominee listed below. If, prior to the Annual Meeting, the Board should learn that a director will be unable to serve by reason of death, incapacity or other unexpected occurrence, the proxies that would have been voted for such nominee will be voted for a substitute nominee as selected by the Board of Directors. Alternatively, the proxies may, at the Board's discretion, be voted for such fewer number of nominees as results from such death, incapacity or other unexpected occurrence. The Board has no reason to believe that the nominee will be unable to serve.

INFORMATION ABOUT NOMINEE AND OTHER DIRECTORS

The following table sets forth certain information, as of March 18, 1997, which has been furnished to the Company by each director and each person who has been nominated by the Board for election as a director.

  NAME OF NOMINEE              PRINCIPAL OCCUPATION                         AGE     DIRECTOR SINCE
NOMINEE FOR THREE YEAR TERM EXPIRING IN 2000:

Robert W. Heller*        Chief Executive Officer of MiTech,                  51          1997
                         Inc.


DIRECTORS NOT STANDING FOR ELECTION THIS YEAR WHOSE TERMS EXPIRE IN 1999:

Edward E. Strickland*    Chairman of the Board of Directors                  70          1989
                         of the Company

Kenneth E. Daugherty**   President of KD Consulting, Inc.                    58          1990


DIRECTORS NOT STANDING FOR ELECTION THIS YEAR WHOSE TERMS EXPIRE IN 1998:

Gary W. Laidig*          Minnesota State Senator                             48          1990

James W. Taylor**        President, Chief Executive Officer                  78          1989
                         and Chief Financial Officer of the
                         Company, President of Taylor
                         Consultants, Inc. (management and
                         financial consulting)

Caroline Avey**          Independent Consultant                              41          1992

------------------------------

*   Members of Audit Committee
**  Members of Compensation and Benefits Committee

OTHER INFORMATION ABOUT NOMINEE AND OTHER DIRECTORS

Except as indicated below, there has been no change in principal occupations or employment during the past five years for the nominees or other directors. There are no family relationships between or among the nominees of the Company.

Mr. Heller has been a director of the Company since February 1997. He has been the Chief Executive Officer of MiTech, Inc., a start-up company involved in the environmental clean up business since September 1996. Mr. Heller held various management positions with Advance Circuits, Inc. ("ACI"), a manufacturer of circuit boards from 1977 to September 1996. He became Chief Executive Officer of ACI in 1991, and was Chairman of the Board in 1994 and 1995.

Mr. Strickland served on the Executive Committee of the Board of Directors, which performed the duties of Chief Executive Officer, from October 1, 1990 until January 28, 1991. He has been Chairman of the Board of Directors since that time, and a director of the Company since 1989. He has been an independent financial consultant for more than eight years. Mr. Strickland also serves as a director of AVECOR Cardiovascular Inc., Bio-Vascular, Inc., Communication Systems Inc., Hector Communications Corp. and Quantech, Ltd.

Dr. Daugherty served as a Professor at the University of North Texas for over fifteen years until his retirement from that position in 1995. He has been a director of the Company since 1990. Currently, Dr. Daugherty is the President of KD Consulting, Inc., a consulting firm. Dr. Daugherty also serves as a director of TRAC Laboratories, Inc., The KEDS, Inc. and Pyro Industries, Inc.

Mr. Laidig has been a director of the Company since 1990. Mr. Laidig has been a Minnesota State Senator since 1982 and has been employed on an on-call basis by Dayton Hudson Corporation as a Sales Associate since October 1994.

Mr. Taylor was elected Chief Executive Officer and President of the Company in November 1992 and Chief Financial Officer in March 1994. He has also been the President of Taylor Consultants, Inc., a management and financial consulting firm, for more than five years. Mr. Taylor is also a director of Compositech Ltd. and QC Solutions, Inc.

Ms. Avey has been a director of the Company since 1992. She had been an Account Executive with Business Incentives, Inc., a performance services company, from April 1991 until January 1994 and is now performing consulting work for International Learning Systems.

INFORMATION ABOUT THE BOARD AND ITS COMMITTEES

Standing committees of the Board of Directors include the Audit Committee, the Compensation and Benefits Committee and the Nominating Committee.

The Audit Committee provides assistance to the Board in satisfying its fiduciary responsibilities relating to the accounting, auditing, operating and reporting practices of the Company. The Audit Committee reviews the annual financial statements of the Company, the selection and work of the Company's independent accountants and the adequacy of internal controls for compliance with corporate policies and directives. The members of the Audit Committee are Messrs. Strickland, Laidig and Heller. The Audit Committee met one time in 1996.

The Compensation and Benefits Committee reviews general programs of compensation and benefits for all employees of the Company, reviews salary levels, bonuses and other forms of compensation paid to the Company's officers, makes recommendations to the Board concerning such compensation and administers the Company's stock-based employee benefit plans. The members of the Compensation and Benefits Committee are Ms. Avey, Mr. Daugherty and Mr. Taylor. The Compensation and Benefits Committee met one time in 1996.

The Nominating Committee identifies, evaluates and nominates persons for election to the Board and makes recommendations to the Board with respect to such persons. The Nominating Committee will consider nominees recommended by shareholders if submitted in writing to the Secretary of the Company at the Company's principal office address specified at the beginning of the first page of this Proxy Statement. All directors who are not employees of the Company are members of the Nominating Committee. The Nominating Committee did not meet in 1996.

The Company's Board of Directors met three times during 1996, and took action pursuant to unanimous written consent resolutions three times during 1996. All of the Directors, except for Mr. James McGuire, attended 75% or more of the meetings with the Board of Directors and all committees on which they served during 1996. Mr. McGuire was absent from three Board meetings, and resigned from the Board of Directors effective September 22, 1996 due to scheduling conflicts.

DIRECTOR COMPENSATION

Directors of the Company received no cash compensation for their services as members of the Board of Directors from August 1995 through March 1996. Commencing in April of 1996, all directors of the Company, except for Messrs. Taylor and Strickland, received compensation for their services as directors at the rate of $400 per month, as well as a meeting fee of $500 for each Board and Committee meeting attended. Directors are not compensated for telephonic meetings.

In November 1992, the Company entered into a consulting agreement with Taylor Consultants, whereby Taylor Consultants agreed to provide the services of James W. Taylor to act as President and Chief Executive Officer of the Company. Taylor Consultants is currently paid $13,000 per month under the consulting agreement. In addition, Taylor Consultants was granted an option to purchase 25,000 shares of Common Stock pursuant to the Consulting Agreement. Taylor Consultants is an independent contractor, and neither it nor Mr. Taylor is an employee of the Company. The agreement lasts indefinitely, but may be terminated by either party upon 30 days' written notice. During 1996, Taylor Consultants received $161,500 for services under this agreement. See "Executive Compensation and Other Benefits - Summary of Cash and Certain other Compensation - Summary Compensation Table" and "Certain Transactions."

In December 1990, the Company entered into a consulting agreement with Edward
E. Strickland whereby Mr. Strickland agreed to provide his services to the Company as its Chairman of the Board of Directors. The agreement was temporarily suspended and reinstated in April 1996. Mr. Strickland is currently paid $2,000 per month under the consulting agreement and has received $19,000 for his services during 1996. See "Executive Compensation and Other Benefits - Summary of Cash and Certain other Compensation - Summary Compensation Table" and "Certain Transactions."

The Company has entered into Standstill Agreements with Mr. Taylor and Mr. Strickland, respectively, which may require the Company to make certain payments to such directors. See "Certain Transactions."

Prior to April 1995, the Company maintained the 1991 Non-Employee Director Stock Option Plan, pursuant to which members of the Board of Directors who were not employees of the Company or its subsidiaries, received periodic grants of non-qualified stock options. In March 1996, the Board of Directors, upon recommendation of the Compensation and Benefits Committee, amended stock options which had been granted under the 1991 Non-Employee Directors Stock Option Plan held by Ms. Avey, Mr. Daugherty and Mr. Laidig to reduce the exercise price per share under such options from a range of $4.25-$5.13 to $.42, the fair market value of the Company's stock on the date the options were repriced ("Repricing Agreement"). Pursuant to the Repricing Agreement, the number of outstanding options to such directors which were within the price range of $4.25 to $5.13 was reduced by 50%.

                    EXECUTIVE COMPENSATION AND OTHER BENEFITS

SUMMARY OF CASH AND CERTAIN OTHER COMPENSATION

The following table provides summary information concerning cash and non-cash compensation paid or accrued by the Company to or on behalf of the Company's Chief Executive Officer and each of the executive officers of the Company whose cash and non-cash salary and bonus exceeded $100,000 in 1996.

                                                 SUMMARY COMPENSATION TABLE
                           ----------------------------------------------------------------------
                                                                                   LONG-TERM
                                                                              COMPENSATION AWARDS
                                                                              -------------------
                                  ANNUAL COMPENSATION                              SECURITIES
NAME AND                   ---------------------------------                       UNDERLYING
PRINCIPAL POSITION         YEAR      SALARY(1)      BONUS(2)      OTHER(3)          OPTIONS
------------------         ----      --------       -------       -------           -------
James W. Taylor            1996      $161,500        20,000      $112,000                  0
CHIEF EXECUTIVE OFFICER    1995      $121,000           0             0                    0
                           1994      $156,000           0             0              100,000

Edward E. Strickland       1996       $19,000        20,000      $123,000                  0
CHAIRMAN OF THE BOARD      1995       $12,000           0             0                    0
                           1994       $26,000           0             0                    0

------------------------

(1) Mr. Taylor's annual salary for 1994, 1995 and 1996 represents consulting fees paid to Taylor Consultants for Mr. Taylor's services rendered as President and Chief Executive Officer of the Company. A portion of Mr. Taylor's salary for 1996 represents deferred salary from 1995. Mr. Strickland's Consulting Agreement had been temporarily suspended in August, 1995, and was reinstated in March 1996. Mr. Strickland's salary for Fiscal Year 1996 represents payments made to him from mid-March 1996 through December 1996.

(2) Messrs. Taylor and Strickland were each granted a $20,000 cash bonus which was accrued in Fiscal Year 1996, but has not yet been paid.

(3) Other compensation includes estimated amounts the Company is obligated to pay under the Compensation Agreement. See "Certain Transactions."

OPTION GRANTS AND EXERCISES

There were no options granted to or exercised by the named executive officer during 1996. The following table provides information as to the value of options held by the named executive officer.

                        AGGREGATED OPTION EXERCISES IN
             LAST FISCAL YEAR AND FISCAL YEAR-END OPTION VALUES(1)

                                                            VALUE OF UNEXERCISED
                          NUMBER OF UNEXERCISED             IN-THE-MONEY OPTIONS
                        OPTIONS AT FISCAL YEAR END         AT FISCAL YEAR END (2)
                        --------------------------         ----------------------
                       EXERCISABLE  NON-EXERCISABLE     EXERCISABLE  NON-EXERCISABLE
                       -----------  ---------------     -----------  ---------------
James W. Taylor          139,000            0             $345,375           0

Edward E. Strickland      38,000            0              $18,750           0

------------------------

(1) In the fiscal year ended December 31, 1996, no options were exercised by the named executive officers. The exercise price may be paid in cash or, in the Compensation and Benefits Committee's discretion, in shares of the Company's Common Stock valued at fair market value on the date of exercise or pursuant to a cashless exercise procedure under which the executive provides irrevocable instructions to a brokerage firm to sell the purchased shares and to remit to the Company, out of the sale proceeds, an amount equal to the exercise price plus all applicable withholding taxes. The Compensation and Benefits Committee also has the discretion to grant a supplemental cash bonus to an optionee in connection with the grant or exercise of an option or both the grant and an exercise of an option.

(2) The fair market value of the Common Stock on December 31, 1996 was $3.375. Of Mr. Taylor's 139,000 outstanding options, 129,000 of such options were in-the-money and 10,000 of such options were not. Of Mr. Strickland's 38,000 outstanding options, 8,000 of such options were in-the-money and 30,000 of such options were not.

                     PRINCIPAL SHAREHOLDERS AND BENEFICIAL
                            OWNERSHIP OF MANAGEMENT

The following table sets forth information regarding the beneficial ownership of the Common Stock of the Company as of March 18, 1997 by (a) each shareholder who is known by the Company to own beneficially more than 5% of the outstanding Common Stock, (b) each director, (c) each executive officer named in the Summary Compensation Table above and (d) all executive officers and directors of the Company as a group.

                                                 SHARES OF COMMON STOCK
                                                BENEFICIALLY OWNED (1)(2)
                                                -------------------------
                 NAME                          AMOUNT        PERCENT OF CLASS
                 ----                          ------        ----------------
Perkins Capital Management, Inc.              324,450 (3)         10.1%
730 East Lake Street
Wayzata, MN 55391

Edward E. Strickland                          262,250 (4)          8.1%
520 Warbass Way
Friday Harbor, WA 98250

Richard W. Perkins                            246,200 (5)          7.7%
730 East Lake Street
Wayzata, MN 55391

James W. Taylor                               237,600 (6)          7.1%
719 Lenape Trail
Westfield, NJ 07090

Kenneth E. Daugherty                          140,100 (7)          4.3%
1913 East Hunskor Road
Oak Harbor, WA  98277

Robert W. Heller                               30,000              *
10992 Mount Curve Road
Eden Prairie, MN 55347

Gary W. Laidig                                 10,000 (8)          *
Room 155 - State Office Building
St. Paul, MN 55155

Caroline C. Avey                                5,000 (9)          *
16341 Wild Plum Circle
Morrison, CO 80465

All directors and executive officers          742,450 (10)        21.4%
as a group (9 persons)

-----------------------------

*   Less than 1% of the outstanding shares.

(1) As of March 18, 1997, unless noted. Unless otherwise noted, all of the shares shown are held by individuals or entities possessing sole voting and investment power with respect to such shares.

(2) Shares not outstanding but deemed beneficially owned by virtue of the right of a person or member of a group to acquire them within 60 days are treated as outstanding only when determining the amount and percent owned by such person or group.

(3) According to a Schedule 13D, dated February 6, 1997, as filed with the Securities and Exchange Commission. Does not include 246,200 shares beneficially owned by Richard W. Perkins, President of Perkins Capital Management, Inc., as to which shares Perkins Capital Management, Inc. disclaims beneficial ownership.

(4) Includes 38,000 shares that Mr. Strickland has the right to acquire within 60 days upon the exercise of options.

(5) According to a Schedule 13D, dated February 6, 1997, as filed with the Securities and Exchange Commission. Does not include 324,450 shares beneficially owned by Perkins Capital Management, Inc., as to which shares Mr. Perkins, the President of Perkins Capital Management, Inc. disclaims beneficial ownership.

(6) Includes 139,000 shares that Mr. Taylor has the right to acquire within 60 days upon the exercise of options.

(7) Includes 11,000 shares that Mr. Daugherty has the right to acquire within 60 days upon the exercise of options.

(8) Includes 9,000 shares that Mr. Laidig has the right to acquire within 60 days upon the exercise of options.

(9) Includes 5,000 shares that Ms. Avey has the right to acquire within 60 days upon the exercise of options.

(10)Includes an aggregate of 252,000 shares that executive officers and directors have the right to acquire within 60 days upon the exercise of options.

                                 CERTAIN TRANSACTIONS

On January 1, 1994, the Company's wholly owned subsidiary, EPR, Inc. ("EPR"), ceased operations of its waste processing facilities in Eden Prairie, Minnesota. On September 1, 1994, EPR sold substantially all of its assets, and a portion of the net proceeds from the sale were used to prepay a portion of the debt underlying the EPR facility. The Company retained all liabilities of EPR, including the balance of the loan underlying the facility (the "EPR Loan") from Sanwa Business Credit Corporation ("Sanwa"), which was guaranteed by the Company. In January 1996, the Company and Sanwa entered into a series of agreements (the "Restructuring Agreements"), pursuant to which Sanwa agreed to restructure the Company's obligation to guarantee repayment of the EPR Loan. Pursuant to the Restructuring Agreements, Sanwa agreed to restructure the Company's obligations on the EPR Loan into three separate obligations: the Senior Note; the Junior Note; and the Income Sharing Agreement. The Company also granted Sanwa a warrant to purchase up to 3,178,780 shares of Common Stock of the Company for an aggregate purchase price of ten dollars ($10.00) (the "Sanwa Warrant"), which will become exercisable if there is an ownership change of the Company as defined in
Section 382(g)(1) of the Internal Revenue Code of 1986, as amended.

In addition, the Company and Sanwa entered into separate Standstill Agreements (the "Standstill Agreements') with each of James W. Taylor, the Chief Executive Officer and a Director of the Company, and Edward E. Strickland, the Chairman of the Board of Directors of the Company, under which Mr. Taylor and Mr. Strickland have agreed not to, directly or indirectly, acquire, dispose of any stock of the Company, or exercise any option or other right to acquire any capital stock or options of the Company. In connection with the Standstill Agreements, the Company agreed to pay these individuals, under a predetermined formula, based on the increases in the market value of shares of Common Stock of the Company that they hold and are unable to trade due to the Standstill Agreements (the "Compensation Agreement"). In addition, these individuals will be paid an aggregate of $100,000 pursuant to the Compensation Agreement. See "Election of Directors
- Director Compensation."

The Company has entered into an agreement with Sanwa to retire the Company's obligations under the Junior Note and Income Sharing Agreement. In connection therewith, the Sanwa Warrant, Standstill Agreements and Compensation Agreement will be terminated. The Company's present obligations to Sanwa under the Senior Note and to compensate Mr. Strickland and Mr. Taylor under the Compensation Agreement will remain obligations of the Company. The Senior Note bears interest at a rate of 8% per annum, and the Company is obligated to make quarterly payments thereon in the amount of $75,000 plus accrued interest until December 31, 1999, when a final balloon payment is due. The Company's obligations to compensate Mr. Strickland and Mr. Taylor under the Compensation Agreement will be determined upon the closing of the agreement with Sanwa. The Company's obligations under the Compensation Agreement are estimated at approximately $235,000, based on the price of the Company's Common Stock of $3.375 per share at December 31, 1996.

In November 1992, the Company entered into a consulting agreement with Taylor Consultants, Inc. whereby Taylor Consultants agreed to provide the services of James W. Taylor to act as President and Chief Executive Officer of the Company. Taylor Consultants is currently paid $13,000 per month under the consulting agreement. In addition, Taylor Consultants was granted an option to purchase 25,000 shares of Common Stock pursuant to the Consulting Agreement. Taylor Consultants is an independent contractor, and neither it nor Mr. Taylor is an employee of the Company. The agreement lasts indefinitely, but may be terminated by either party upon 30 days' written notice. During 1996, Taylor Consultants received $161,500 for services under this agreement. See "Executive Compensation and Other Benefits - Summary of Cash and Certain other Compensation - Summary Compensation Table" and "Certain Transactions."

In December 1990, the Company entered into a consulting agreement with Edward
E. Strickland whereby Mr. Strickland agreed to provide his services to the Company as its Chairman of the Board of Directors. The agreement was temporarily suspended and reinstated in April 1996. Mr. Strickland is currently paid $2,000 per month under the consulting agreement and has received $19,000 for his services during 1996. See "Executive Compensation and Other Benefits - Summary of Cash and Certain other Compensation - Summary Compensation Table" and "Certain Transactions."

            SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's directors and executive officers, and persons who own more than 10% of the Company's Common Stock, to file with the Securities and Exchange Commission (the "SEC") initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Executive officers, directors and greater than 10% shareholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) reports they file. To the Company's knowledge, based solely on review of the copies of such reports furnished to the Company during the year ended December 31, 1996, all Section 16(a) filing requirements applicable to its executive officers, directors and greater than 10% shareholders were met.

                          RATIFICATION OF SELECTION OF
                             INDEPENDENT AUDITORS
                               (PROPOSAL NO. 2)

The Board of Directors has appointed Coopers & Lybrand L.L.P. as independent auditors to make an examination of the accounts of the Company for the fiscal year ending December 31, 1997 and to perform other appropriate accounting and audit services at the request of the Company. Although not required to do so, the Board of Directors wishes to submit the selection of Coopers & Lybrand L.L.P. to the shareholders for ratification. The Board of Directors recommends a vote for ratification of Coopers & Lybrand L.L.P. as independent auditors for the fiscal year ending December 31, 1997. Unless a contrary choice is specified, a proxy solicited by the Board of Directors will be voted FOR the selection of Coopers & Lybrand L.L.P. If the selection of Coopers & Lybrand L.L.P. is not ratified, the Board of Directors will reconsider its selection. The Company has requested and expects a representative of Coopers & Lybrand L.L.P. to be present at the Annual Meeting to make a statement if he or she so desires and to respond to appropriate questions.

                    PROPOSALS FOR THE NEXT ANNUAL MEETING

Shareholder proposals intended to be presented in the proxy materials relating to the next annual meeting of shareholders must be received by the Company at its principal executive offices on or before December 31, 1997.

                                OTHER BUSINESS

The Company knows of no business which will be presented for consideration at the Annual Meeting other than that described in this Proxy Statement. As to other business, if any, that may properly come before the Annual Meeting, it is intended that proxies solicited by the Board will be voted in accordance with the judgment of the person or persons voting the proxies.

                         ANNUAL REPORT ON FORM 10-KSB

THE COMPANY WILL FURNISH, WITHOUT CHARGE, A COPY OF ITS ANNUAL REPORT ON FORM 10-KSB (EXCLUSIVE OF EXHIBITS) FOR THE FISCAL YEAR ENDED DECEMBER 31, 1996 TO EACH PERSON WHO IS A SHAREHOLDER OF THE COMPANY AS OF MARCH 31, 1997, UPON RECEIPT FROM ANY SUCH PERSON OF A WRITTEN REQUEST FOR SUCH ANNUAL REPORT. SUCH REQUEST SHOULD BE SENT TO REUTER MANUFACTURING, INC., 410 11TH AVENUE SOUTH, HOPKINS, MINNESOTA 55343, ATTENTION: SECRETARY.

                                       BY ORDER OF THE BOARD OF DIRECTORS


                                       William H. Johnson
                                       Secretary
Minneapolis, Minnesota
April 10, 1997

                        REUTER MANUFACTURING, INC.

      This Proxy is Solicited on Behalf of the Board of Directors.


The undersigned hereby appoints JAMES W. TAYLOR and WILLIAM H. JOHNSON, and each of them, as Proxies, each with power of substitution, and hereby authorizes each of them to represent and to vote, as designated below, all the shares of Common Stock of Reuter Manufacturing, Inc. held of record by the undersigned on March 31 1997, at the Annual Meeting of Shareholders to be held on May 20, 1997, or any adjournment thereof.

1. ELECTION OF DIRECTOR FOR THREE-YEAR TERM EXPIRING IN 2000:

   //  FOR nominee listed below         //  AGAINST nominee listed below

                                     Robert W. Heller

2. PROPOSAL TO RATIFY THE APPOINTMENT OF COOPERS & LYBRAND L.L.P. AS AUDITORS FOR THE FISCAL YEAR ENDING DECEMBER 31, 1997:

   //    FOR         //    AGAINST        //    ABSTAIN

3. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

      THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSALS 1 AND 2 ABOVE.

                        (Please sign on reverse side)

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE NOMINEE LISTED IN PROPOSAL 1 AND FOR PROPOSAL 2 ABOVE. Please sign exactly as name appears below. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.




                                    Dated:------------------------, 1997


                                    ------------------------------------
                                    Signature


                                    ------------------------------------
                                    Signature if held jointly




                                    PLEASE MARK, SIGN, DATE AND RETURN THE
                                    PROXY CARD PROMPTLY USING THE ENCLOSED
                                    ENVELOPE.